SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 2, 2010

WINTHROP REALTY TRUST
(Exact Name of Registrant as Specified in Its Charter)

Ohio
(State or Other Jurisdiction of Incorporation)

001-06249	34-6513657
(Commission File Number)	(I.R.S. Employer Identification No.)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts	02114
(Address of Principal Executive Offices)	(Zip Code)

(617) 570-4614
(Registrant's Telephone Number, Including Area Code)

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On March 4, 2010, Winthrop Realty Trust issued a press release announcing its financial results for the three months and year ended December 31, 2009.  A copy of the release is furnished as Exhibit 99.1 to this Report on Form 8-K.

The information in this section of this Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 2, 2010, our Board of Trustees unanimously adopted a change to ARTICLE II, Section 8 of our bylaws to provide that in addition to any other approvals required Conflicts Committee of our Board of Trustees, if any, all acquisitions made by us in excess of $10,000,000 (other than investments in government insured securities), and all dispositions made by us in excess of $10,000,000 shall require the prior approval of a majority of our trustees.  The previous threshold was $5,000,000.

The full text of the bylaw amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On March 4, 2010, we made available supplemental information, which we refer to as the Supplemental Reporting Package, concerning our operations and assets for the quarter and twelve months ended December 31, 2009.  A copy of the Supplemental Reporting Package is furnished herewith as Exhibit 99.2.

Also on March 4, 2010, our management discussed our financial results for the quarter and year ended December 31, 2009 on a conference call with analysts and investors.  A transcript of the conference call is furnished herewith as Exhibit 99.3.

The information in this section of this Report on Form 8-K and Exhibits 99.2 and 99.3 attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.  Other Events

On March 4, 2010, we announced that our Board of Trustees has declared a regular quarterly dividend of $0.1625 per common share which dividend is payable on April 15, 2010 to common shareholders of record on March 31, 2010.

Item 9.01.  Financial Statements and Exhibits.

(c) 3.1	Exhibits Amendment to Bylaws, adopted March 2, 2010
99.1	Press Release dated March 4, 2010
99.2	Supplemental Reporting Package for the quarter and twelve months ended December 31, 2009
99.3	Transcript of conference call held March 4, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 5th day of March, 2010.

WINTHROP REALTY TRUST

By:	/s/ Michael L. Ashner
Michael L. Ashner
Chairman and Chief Executive Officer